First Eagle Rising Dividend Fund (formerly named First Eagle Fund of America)	March 1, 2023

Summary Prospectus

Class A	FEFAX
Class C	FEAMX
Class I	FEAIX
Class R3	EARFX
Class R4	EAFRX
Class R5	FERFX
Class R6	FEFRX

Investment Objective

First Eagle Rising Dividend Fund (“Rising Dividend Fund” or the “Fund”) seeks capital appreciation and current income.

Fees and Expenses of the Rising Dividend Fund

The following information describes the fees and expenses you may pay if you buy, hold and sell shares of the Rising Dividend Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

You may qualify for sales charge discounts if you, together with certain related accounts, invest, or agree to invest in the future, at least $25,000 in the Rising Dividend Fund. Information about these and other discounts is available from your financial professional and in the How to Purchase Shares and Public Offering Price of Class A Shares sections of the Fund’s Prospectus on pages 155 and 162 respectively, and in the appendix to the Prospectus titled Intermediary-Specific Front-End Sales Load and Waiver Terms.

	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	5.00	None	None	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	1.00*	1.00	None	None	None	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees**	0.50	0.50	0.50	0.50	0.50	0.50	0.50

Distribution and/or Service (12b-1) Fees	0.25	1.00	None	0.35	0.10	None	None

Other Expenses	0.30	0.34	0.24	0.30	0.44	0.81	0.19

Total Annual Operating Expenses (%)	1.05	1.84	0.74	1.15	1.04	1.31	0.69
Fee Waiver and/or Expense Reimbursement**	-0.15	-0.19	-0.09	-0.15	-0.29	-0.66	-0.04
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement (%)	0.90	1.65	0.65	1.00	0.75	0.65	0.65

*	A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

**

First Eagle Investment Management, LLC (the “Adviser”) has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, C, I, R3, R4, R5 and R6 so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 0.90%, 1.65%, 0.65%, 1.00%, 0.75%, 0.65% and 0.65% of average net assets, respectively. Each of these undertakings lasts until February 29, 2024 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Classes A, C, I, R3, R4, R5 and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 0.90%, 1.65%, 0.65%, 1.00%, 0.75%, 0.65% and 0.65% of the class’ average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, dated March 1, 2023, as may be amended and supplemented, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.firsteagle.com/rising-dividend-fund. You can also get this information at no additional cost by calling 800.334.2143 or by sending an e-mail request to info@firsteaglefunds.com.

First Eagle Rising Dividend Fund

Example

The following example is intended to help you compare the cost of investing in the Rising Dividend Fund with the cost of investing in other mutual funds. This hypothetical example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all shares at the end of those periods. The example also assumes the average annual return is 5% and operating expenses remain the same (except that the fee waiver is taken into account only for the one-year expense example). Please keep in mind your actual costs may be higher or lower.

Share Status	1 Year	3 Years	5 Years	10 Years
Class A
Sold or Held	$587	$803	$1,037	$1,706
Class C (shares have a one year contingent deferred sales charge)
Sold	$268	$560	$978	$2,143

Held	$168	$560	$978	$2,143
Class I
Sold or Held	$66	$228	$403	$910
Class R3
Sold or Held	$102	$350	$618	$1,384
Class R4
Sold or Held	$77	$302	$546	$1,245
Class R5
Sold or Held	$66	$350	$655	$1,521
Class R6
Sold or Held	$66	$217	$380	$855

Portfolio Turnover Rate

The Rising Dividend Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example above, affect the Fund’s performance. During the most recent fiscal year, the Rising Dividend Fund’s portfolio turnover rate was 10.87% of the average value of its portfolio.

Principal Investment Strategies

To achieve its objective of capital appreciation and current income, under normal circumstances the Fund will primarily invest in domestic stocks and, to a lesser extent, debt and foreign equity instruments (including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts). The Fund’s investments in foreign equity instruments can be denominated in any applicable foreign currency. Normally, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) are invested in dividend paying equity securities where the dividends are expected to increase over time.

Such investments include common stock, hybrid instruments such as preferred stock and convertible securities, and real estate investment trusts. The Fund also may invest in warrants, corporate bonds and other debt instruments, repurchase agreements and derivatives. The Fund "counts" relevant derivative positions towards its "80% of net assets" allocation, and in doing so, values each position at the price at which it is held on the Fund’s books (generally market price). In selecting companies for investment, the Adviser seeks to identify what it considers to be high quality companies. While a company selected for investment may not meet all of these characteristics, the Adviser considers a high quality company to demonstrate, in the opinion of the Adviser, some or all of the following: durable competitive advantage(s); conservative capital structure; prudent management; and attractive financial metrics, including the capacity to grow dividends. The Adviser generally will sell an investment if it no longer meets these criteria. The derivatives in which the Fund may invest include written covered call and put options on equity or debt securities. The Fund may write “covered” call (and put) options on equity or debt securities in seeking to enhance investment return and to hedge against declines (or increases) in the prices of portfolio securities.

The Fund may enter into certain types of repurchase agreements, primarily as a cash management strategy.

The investment philosophy and strategy of the Fund can be broadly characterized as a “value” approach, as it seeks a “margin of safety” in each investment purchase with the goal being to avoid permanent impairment of capital (as opposed to temporary losses in share value relating to shifting investor sentiment or other normal share price volatility). In particular, a discount to “intrinsic value” is sought even for the best of businesses, with a deeper discount demanded for companies that we view as under business model, balance sheet, management or other stresses. “Intrinsic value” is based on our judgment of what a prudent and rational business buyer would pay in cash for all of the company in normal markets. See also the Defensive Investment Strategies section of the Fund’s Prospectus.

Investment decisions for the Fund are made without regard to the capitalization (size) of the companies in which it invests. The Fund may invest in debt securities generally without regard to their credit rating, time to maturity or duration. “Duration” is a way of measuring a debt security’s sensitivity to a potential change in interest rates. However, the Fund has no current intention of investing more than 5% of its net assets in debt instruments that are below investment grade (commonly referred to as “high yield” or “junk” bonds).

The Fund is a “non-diversified” fund. It generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.

For more information about the Rising Dividend Fund’s principal investment strategies, please see the More Information about the Funds’ Investments section of the Fund’s Prospectus.

Principal Investment Risks

As with any mutual fund investment, you may lose money by investing in the Rising Dividend Fund. The likelihood of loss may be greater if you invest for a shorter period of time. An investment in the Fund is not intended to be a complete investment program.

Principal risks of investing in the Rising Dividend Fund, which could adversely affect its net asset value and total return, are:

•

Market Risk — The value and liquidity of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad. Markets may be volatile, and prices of individual securities and other investments, including those of a particular type, may decline significantly and rapidly in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment or publicity. Recent market conditions and events, including a global public health crisis, wars and armed conflicts and actions taken by governments in response, may exacerbate volatility. Rapid changes in prices or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of the Fund to dispose of its assets at the price or time of its choosing and can result in losses. Changes in prices may be temporary or may last for extended periods.

•

Equity Risk — The value of the Fund’s portfolio holdings may fluctuate in response to the risk that the prices of equity securities, including common stock, rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. Equity securities generally have greater price volatility than debt securities.

•

Dividend Risk — There is no guarantee that issuers of the securities held by the Fund will declare dividends in the future or that, if declared, they will be paid, or that they will either remain at current levels or increase over time.

•

Preferred Stock Risk — The Fund may invest in preferred stock. Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline.

•

Warrants Risk — The Fund may invest in warrants. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments.

•

Convertible Security Risk — Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities may gain or lose value due to changes in the issuer’s operating results, financial condition, credit rating and changes in interest rates and other general economic, industry and market conditions.

•

Diversification Risk — The Fund is a non-diversified mutual fund, and as a result, an investment in the Rising Dividend Fund may expose your money to greater risks than if you invest in a diversified fund. The Fund will invest in a limited number of companies, therefore gains or losses in a particular security may have a greater impact on their share price.

•

Credit and Interest Rate Risk — The value of the Fund’s portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. The Fund may invest in debt instruments that are below investment grade, commonly known as “high yield” or “junk” bonds, which are considered speculative, and carry a higher risk of default. In addition,

Summary Prospectus | March 1, 2023

fluctuations in interest rates can affect the value of debt instruments held by the Fund. A debt instrument’s “duration” is a way of measuring a debt instrument’s sensitivity to a potential change in interest rates. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Generally, debt instruments with long maturities and low coupons have the longest durations. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. Recent market conditions and events, including a global public health crisis and actions taken by governments in response, may exacerbate the risk that borrowers will not be able to make payments of interest and principal when due. In addition, there is risk of significant future rate moves and related economic and market impacts. As of the date of this Prospectus, there have been significant recent rates increases in the United States to combat inflation in the U.S. economy, and additional rate increases are possible.

•

Corporate Bond Risk — The market value of a corporate bond may be affected by factors directly related to the issuer and by factors not directly related to the issuer, such as general market liquidity. The market value of corporate bonds generally may be expected to rise and fall inversely with interest rates, and as a result, corporate bonds may lose value in a rising-rate environment.

•

Call Risk — The Fund may be subject to the risk that an issuer will exercise its right to pay principal on a debt obligation (such as a convertible security) that is held by the Fund earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities.

•

Prepayment Risk — Certain instruments are susceptible to the risk of prepayment by borrowers. During a period of declining interest rates, borrowers may refinance high-rate debt and prepay the principal. Cash from these prepayments flows through to prepay securities, necessitating reinvestment in other assets, which may lower returns.

•

Small and Medium-Size Company Risk — The Fund may invest in small and medium-size companies, the securities of which can be more volatile in price than those of larger companies. Positions in smaller companies, especially when the Fund is a large holder of a small company’s securities, also may be more difficult or expensive to trade. The Fund considers small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion.

•

Large-Size Company Risk — The Fund may invest in larger, more established companies, the securities of which may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. The Fund considers large companies to be companies with market capitalizations of $10 billion or greater.

•

Repurchase Agreements Risk — The Fund may enter into certain types of repurchase agreements, primarily as a cash management strategy. If the seller fails to repurchase the security and the market value declines, the Fund may lose money.

•

Options Risk — The Fund may engage in various options transactions in which the Fund seeks to limit investment risk or increase investment returns by purchasing the right to buy or sell, or by selling the obligation to buy or sell, a security at a set price in the future. The Fund pays a premium when buying options and receives a premium when selling options. When trading options, the Fund may incur losses or forego otherwise realizable gains if market prices do not move as expected.

•

Foreign Investment Risk — The Fund may invest in foreign investments (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)). Foreign investments, which can be denominated in any applicable foreign currency, are susceptible to less politically, economically and socially stable environments, foreign currency and exchange rate changes, and adverse changes to government regulations. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs, GDRs and EDRs continue to be subject to many of the risks associated with investing directly in foreign investments. The Fund’s investments also may subject it to the risks associated with investing in the European markets, including the risks associated with the United Kingdom’s exit from the European Union (“Brexit”) and the war in Ukraine. The impact of Brexit on the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the European Union, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

•

Currency Risk — Currency risk is the risk that foreign currencies will decline in value relative to that of the U.S. dollar and affect the Fund’s non-U.S. currencies or securities that trade in and receive revenue in non-U.S. currencies.

•

Real Estate Industry Risk — The Fund may invest in real estate investment trusts (“REITs”), which are subject to risks affecting the real estate industry generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate), as well as risks specifically affecting REITs (the quality and skill of REIT management and the internal expenses of the REIT).

•

Value Investment Strategy Risk — An investment made at a perceived “margin of safety” or “discount to intrinsic or fundamental value” can trade at prices substantially lower than when an investment is made, so that any perceived “margin of safety” or “discount to value” is no guarantee against loss. “Value” investments, as a category, or entire industries or sectors associated with such investments, may lose favor with investors as compared to those that are more “growth” oriented. In such an event, the Fund’s investment returns would be expected to lag relative to returns associated with more growth-oriented investment strategies. Investing in or having exposure to “value” securities presents the risk that such securities may never reach what the Adviser believes are their full market values.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

For more information on the risks of investing in the Rising Dividend Fund, please see the More Information about the Funds’ Investments section of the Fund’s Prospectus.

Investment Results

Effective March 1, 2023, the Fund changed its name and principal investment strategy. In addition, in August 2020, the Adviser assumed sole responsibility for managing the Fund. Prior to then, the Fund pursued a different investment objective and principal investment strategy. Performance for the periods prior to March 1, 2023 and August 14, 2020 shown below is based on the investment strategies utilized by the Fund at those times. The following information provides an indication of the risks of investing in the Rising Dividend Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for the periods shown compare with those of one or more broad measures of market performance, which have characteristics relevant to the Fund's investment strategy. The index is described in the Fund Indices section of the Fund's Prospectus. As with all mutual funds, past performance is not an indication of future performance (before or after taxes).

After-tax returns are calculated using the highest individual U.S. federal income tax rate for each year, and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your individual tax situation. After-tax returns are not relevant to investors in tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

Updated performance information is available at www.firsteagle.com/rising-dividend-fund or by calling 800.334.2143.

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be lower.

Calendar Year Total Returns—Class A

Best Quarter*		Worst Quarter*
First Quarter 2019	18.65%	First Quarter 2020	-23.72%

*	For the period presented in the bar chart above.

The following table discloses after-tax returns only for Class A shares. After-tax returns for Class C, Class I, Class R3, Class R4, Class R5 and Class R6 shares will vary. While only partial information is shown for Class R3, Class R4, Class R5 and Class R6 shares (because they are more recently organized), annual returns for Class R3, Class R4, Class R5 and Class R6 shares would have been substantially similar to those shown here. Class R3, Class R4, Class R5 and Class R6 shares are invested in the same portfolio of securities and the annual returns differ only to the extent that Class R3, Class R4, Class R5 and Class R6 shares do not have the same expenses as the classes for which more extended performance is shown. Comparative expense information is in the Fees and Expenses table.

First Eagle Rising Dividend Fund	Summary Prospectus | March 1, 2023

Average Annual Total Returns as of December 31, 2022

	1 Year	5 Years	10 Years	Class I Inception (3/8/13)	Class R3 Inception (5/1/18)	Class R4 Inception (7/29/19)	Class R5 Inception (7/29/19)	Class R6 Inception (3/1/17)
First Eagle Rising Dividend Fund
Class A Shares
Return Before Taxes	-23.33%	-0.64%	4.89%	—	—	—	—	—

Return After Taxes on Distributions	-23.89%	-3.39%	2.75%	—	—	—	—	—

Return After Taxes on Distributions and Sales of Fund Shares	-13.40%	-0.84%	3.63%	—	—	—	—	—
Class C Shares
Return Before Taxes	-20.66%	-0.35%	4.65%	—	—	—	—	—
Class I Shares
Return Before Taxes	-19.10%	0.67%	—	5.03%	—	—	—	—
Class R3 Shares
Return Before Taxes	-19.39%	—	—	—	1.05%	—	—	—
Class R4 Shares
Return Before Taxes	-19.19	—	—	—	—	2.21%	—	—
Class R5 Shares
Return Before Taxes	-19.12%	—	—	—	—	—	2.31%	—
Class R6 Shares
Return Before Taxes	-19.10%	0.69%	—	—	—	—	—	2.72%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	12.56%	12.06%	10.22%	9.73%	9.73%	10.65%

Our Management Team

First Eagle Investment Management, LLC serves as the Rising Dividend Fund’s Adviser. Julien Albertini, Manish Gupta and Christian Heck have served as the Fund’s Portfolio Managers since August 2020.

How to Purchase and Redeem Shares

The minimum initial investment amount generally required for the Rising Dividend Fund is $2,500 for Classes A and C and $1 million for Class I. There is no minimum initial investment for Class R3, Class R4, Class R5 and Class R6. See the About Your Investment—How to Purchase Shares section of the Fund’s Prospectus for more information.

You may purchase Fund shares on any business day at their public offering price next computed after proper receipt of the order. You may redeem or exchange Fund shares on any business day at their net asset value next computed after proper receipt of the order. Transaction orders may be submitted via telephone, through your authorized dealer or through the Fund’s transfer agent, DST Systems, Inc. Shares held in the dealer’s “street name” must be redeemed or exchanged through the dealer. See the Once You Become a Shareholder section of the Fund’s Prospectus for more information.

Send all shareholder inquiries and requests for other information or transactions to:

Regular Mail: First Eagle Funds P.O. Box 219324 Kansas City, MO 64121-9324	Overnight Mail: First Eagle Funds c/o DST Systems, Inc. 330 West 9th Street Kansas City, MO 64105-1807

Tax Information

It is the Fund’s policy to make periodic distributions of net investment income and net realized capital gains, if any. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan or an individual retirement account. Amounts withdrawn from a tax-deferred account may be subject to tax, including a penalty on pre-retirement distributions that are not properly rolled over to other tax-deferred accounts. See the Information on Dividends, Distributions and Taxes section of the Fund’s Prospectus for more information.

Payments to Broker-Dealers and
Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information. See the About Your Investment—Distribution and/or Shareholder Services Expenses section of the Fund’s Prospectus for more information.